Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BA

FIFTY-SEVENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fifty-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  The effective date of this Amendment is the date last signed below (the Effective Date").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Now, therefore, CSG and Customer agree to the following as of the Effective Date:

1.  Customer desires to purchase an additional ***** (**) Web Enabled ACSR® licenses pursuant to the terms and conditions of the Agreement.  As a result, for the fees set forth in Schedule F to the Agreement, the number of Customer's Web Enabled ACSR® licenses shall increase such that the total of Customer's Web Enabled ACSR® licenses is **** ******* *********** (***).  For clarification purposes, such **** ******* *********** (***) Web Enabled ACSR® licenses excludes those certain *********** (**) Web Enabled ACSR® licenses granted to Customer at no charge through December 31, 2014, pursuant to the Letter of Authorization dated January 31, 2014 (CSG document no. 2505002).

THIS AMENDMENT is executed on the day and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name: Michael Ciszek	Name: Joseph T. Ruble
Date: 11/5/14	Date: 7 Nov 2014